Exhibit 10.9

                 SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT
                               (WENDOVER I & II)
     This Second Amendment To Purchase and Sale Contract (this "Amendment") is entered into as of the 23rd day of August, 1999, by and between DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership, and DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership (collectively, "Seller"), and SB ORCHARD, LLC, a Colorado limited liability company ("Purchaser"), and WENGREEN, LLC, a Delaware limited liability company ("Assignee") with respect an escrow established with Fidelity National Title Insurance Company.
     Reference is made to that certain Purchase and Sale Contract dated as of May 20, 1999 between Purchaser and Seller, as modified by an Amendment dated as of August 2, 1999 between Purchaser, Assignee and Seller (collectively, the
"Contract").   Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.
     Purchaser, Assignee and Seller desire to further amend the Contract pursuant to the terms set forth below.
     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contract is hereby amended as follows:
     1. CLOSING DATE. The Closing Date is currently set at August 27, 1999, subject to Seller's right to extend the Closing Date for an additional 30 days. Seller has elected to exercise said 30 day extension option, but has agreed that if the Closing Date can occur on September 7, 1999 or September 8, 1999 (so that funds can be delivered to Seller's lender no later than 2:00 P.M. Central Time on September 9, 1999), Seller will be willing to close on September 7, 1999 or September 8, 1999. If for any reason the Closing Date cannot occur by September 8, 1999, then the Closing Date shall be September 26, 1999; provided, however, that if the Closing Date is extended to September 26, 1999, Purchaser and Assignee shall have the right to close earlier than September 26, 1999 on the condition that Purchaser or Assignee pays Seller for the interest costs charged by Seller's lender for the period from September 8, 1999 through September 26, 1999. Seller, Purchaser and Assignee agree to use their best efforts to make the Closing Date occur on September 7, 1999.
     2. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original.
     All other terms and conditions of the Contract remain unmodified and in full force and effect.



     IN WITNESS WHEREOF, Seller, Purchaser and Assignee have entered into this Second Amendment as of the date written above.
     "SELLER"

          DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
By:  DBL Properties Corporation, a New York corporation, Its General Partner
[Corporate Seal]                        By:____________________________
     Its _____________________________

          DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
By:  DBL Properties Corporation, a New York corporation, Its General Partner
[Corporate Seal]                        By:____________________________
     Its _____________________________



[signatures continue on following page]

"PURCHASER"
          SB ORCHARD, LLC, a Colorado limited liability company [SEAL]
          By:  Tymar, LLC, a California limited
               liability company [SEAL]
               By:  ____________________[SEAL]
                      Sam Rosenwald,
                      Its _________________
"ASSIGNEE"
WENGREEN, LLC, a Delaware limited liability company
By:  BRG Properties, LLC, a Delaware limited liability company

     By:
          Sam Rosenwald, Its Manager